Exhibit 10.7

TRADUCCIÓN PÚBLICA

[El documento es una copia que consta de 2 páginas]

Buenos Aires, May 31, 2016

MOLINO CAÑUELAS S.A.C.I.F.I.A.

Kennedy 160, Cañuelas

Province of Buenos Aires

Re: Second Amendment to Credit Line Offer Letter

Dear Sirs,

We would like to submit to you this proposal as an amendment of the Offer Letter dated 04/11/14, regulating the Credit Line Offer (the “Offer Letter”), which shall be governed by the following terms and conditions if accepted by you:

WHEREAS

i) On 04/11/14, Cañuelas Golf Club S.A. (“Cañuelas Golf Club”) presented an offer to Molino Cañuelas S.A.C.I.F.I.A. (“Molino Cañuelas” jointly with Cañuelas Golf Club shall hereinafter be referred to as the “Parties”) for a credit line for a monetary loan (the “Offer Letter”), which was tacitly accepted by the latter.

ii) The expiration date indicated in the Offer Letter was 05/31/2015.

iii) On May 30, 2015, the Parties agreed under the First Amendment to renew the Credit Line until 05/31/2016.

iv) In order to renew the relationship between the Parties, new terms and conditions must be expressly agreed.

NOW, THEREFORE, Cañuelas Golf Club hereby presents to Molino Cañuelas a renewal offer subject to the conditions indicated below (the “Second Amendment”), which shall be deemed accepted by Molino Cañuelas if it is not expressly rejected.

ONE: The Parties agree to replace Clause 3 of the Offer Letter, establishing that the new one-year effective term shall be from 06/01/2016 to 05/31/17.

TWO: The First Amendment to the Offer Letter amends Clause 3 of the Offer Letter. All aspects and clauses of the Offer Letter not expressly amended under this Second Amendment shall remain in full force and effect and are hereby ratified by the parties. The terms spelled with an initial capital letter in this Second Amendment (except when this is exclusively due to the fact that they are at the beginning of a sentence or are a proper noun), shall have the meanings indicated in the Offer Letter.

Sincerely,

[illegible signature]

Signature

Printed Name

I DO HEREBY CERTIFY THAT THE FOREGOING IS, TO THE BEST OF MY KNOWLEDGE, A TRUE AND ACCURATE TRANSLATION INTO ENGLISH (2 PAGES) OF THE DOCUMENT WRITTEN IN SPANISH ATTACHED HERETO AND TO WHICH I REFER.  IN WITNESS THEREOF I SIGN AND SEAL THIS DOCUMENT IN THE CITY OF BUENOS AIRES, ARGENTINA, ON THE 8th DAY OF THE MONTH OF MAY OF 2017.

POR EL PRESENTE CERTIFICO Y DOY FE QUE LA QUE ANTECEDE ES A MI MEJOR SABER Y ENTENDER, UNA TRADUCCIÓN FIEL AL INGLÉS (2 PÁGINAS) DEL DOCUMENTO ADJUNTO REDACTADO EN ESPAÑOL, QUE HE TENIDO A LA VISTA Y AL CUAL ME REMITO. Y PARA QUE CONSTE, FIRMO Y SELLO EN LA CIUDAD AUTÓNOMA DE BUENOS AIRES, ARGENTINA, A LOS 8 DÍAS DEL MES DE MAYO DE 2017.